SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

FREEDOM FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11(c)(2):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

FREEDOM FINANCIAL GROUP, INC.
3058 East Elm Street
Springfield, Missouri 65802

Dear Stockholders:

We are pleased to enclose your Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders of Freedom Financial Group, Inc. (the “Company”) to be held at 9:00 a.m. (Central Time) on August 21, 2008, at the University Plaza Hotel, 333 S. John Q. Hammons Parkway, Springfield, Missouri, 65806. The Company’s Annual Report for the fiscal year ended December 31, 2007 is also enclosed with these materials.

The Annual Meeting is being held for the following purposes:

(1) To elect two Class I directors for a term of three years;

(2) To ratify the appointment of Weaver and Martin, LLC as the independent accountants of the Company for the fiscal year ending December 31, 2008;

(3) To approve the Company’s proposed amendment to its Certificate of Incorporation (which will be reflected in a corresponding amendment to the Company’s Bylaws) to reduce the number of shares to constitute a quorum to transact business from a majority to 35% of the Company’s outstanding shares; and

(4) To consider such other business as may properly come before the meeting.

The Board of Directors hopes that you will be able to attend the Annual Meeting. We look forward to meeting each of you and discussing with you the events that occurred during the Company’s past fiscal year and its current prospects. If you are unable to attend in person or to otherwise be represented, we urge you to vote by signing the enclosed Proxy Card and mailing it to the Company in the accompanying stamped envelope at your earliest convenience. Please be sure to sign it exactly as the name or names appear on the Proxy. If you prefer, you may also vote your shares by internet or by telephone by following the instructions on your Proxy Card. We urge you to read the enclosed Proxy Statement, which contains information relevant to the actions to be taken at the Annual Meeting.

Sincerely yours,

/s/ Vernon S. Schweigert
Vernon S. Schweigert
Chairman of the Board of Directors

Date: July 1, 2008

Enclosures

FREEDOM FINANCIAL GROUP, INC.
Notice of Annual Meeting of Stockholders
To be Held August 21, 2008

Notice is hereby given that the Annual Meeting of Stockholders of Freedom Financial Group, Inc. (the “Company”) will be held on August 21, 2008, at 9:00 a.m. (Central Time) at the University Plaza Hotel, 333 S. John Q. Hammons Parkway, Springfield, Missouri, 65806, for the following purposes:

(1) To elect two (2) Class I directors for a term of three years;

(2) To ratify the appointment of Weaver and Martin, LLC as the independent accountants of the Company for the fiscal year ending December 31, 2008;

(3) To approve the Company’s proposed amendment to its Certificate of Incorporation, and corresponding amendment to the Company’s Bylaws, to reduce the number of shares to constitute a quorum to transact business from a majority to 35% of the Company’s outstanding shares; and

(4) To consider such other business as may properly come before the meeting.

The Board of Directors has fixed June 15, 2008, as the record date for the determination of Stockholders entitled to vote at the Annual Meeting and at any adjournments or postponements thereof. Only Stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of Stockholders entitled to vote at the Annual Meeting will be available at the meeting and at our offices during ordinary business hours for ten days prior to the meeting.

Dated: July 1, 2008	By Order of the Board of Directors,

/s/ Thomas M. Holgate
Thomas M. Holgate
Vice President
Secretary

YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD YOU CAN VOTE YOUR SHARES BY INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD. IF YOU WISH TO VOTE BY MAIL, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

FREEDOM FINANCIAL GROUP, INC.
3058 East Elm Street
Springfield, Missouri 65802

Proxy Statement for Annual Meeting of Stockholders

INTRODUCTION

The Board of Directors of Freedom Financial Group, Inc. (the “Company”), whose executive offices are located at 3058 East Elm Street, Springfield, Missouri 65802, hereby solicits your Proxy in the form enclosed for use at the Annual Meeting of Stockholders to be held on August 21, 2008, 9:00 a.m. (Central Time) at the University Plaza Hotel, 333 S. John Q. Hammons Parkway, Springfield, Missouri, 65806, or at any postponement or adjournment thereof (“Annual Meeting”). The expense of soliciting your Proxy will be borne by the Company. The approximate day on which this Proxy Statement and the accompanying form of Proxy will be first mailed or given to Stockholders is July 1, 2008.

At the Annual Meeting, Stockholders will be asked to vote upon the following proposals:

(1) To elect two (2) Class I directors for a term of three years;

(2) To ratify the appointment of Weaver and Martin, LLC as the independent accountants of the Company for the fiscal year ending December 31, 2008;

(3) To approve the Company’s proposed amendment to its Certificate of Incorporation to reduce the minimum number of outstanding voting shares from the currently set minimum of at least a majority of all outstanding voting shares down to not less than 35% of all of the outstanding voting shares. If approved, the Board of Directors will make a corresponding change in the Company Bylaws to implement the amendment; and,

(4) To consider such other business as may properly come before the meeting.

 VOTING AND REVOCATION OF PROXY

A form of Proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed Proxy will be voted as indicated in accordance with the directions thereon. If no directions to the contrary are indicated on the Proxy, the person named in the enclosed Proxy will vote all shares FOR each of the proposals.

Sending in a signed Proxy will not affect a Stockholder’s right to attend the Annual Meeting, nor will it preclude a Stockholder from voting in person because the Proxy is revocable at any time prior to the voting of such Proxy. Any Stockholder giving a Proxy has the power to revoke it by giving written notice to the Secretary of the Company at any time before the Proxy is exercised, including by filing a later-dated Proxy with the Secretary or by appearing in person at the Annual Meeting and making a written demand to vote in person.

SOLICITATION OF PROXY

The expense of Proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, or by directors, officers or employees of the Company without additional compensation.

Upon request by record holders of stock who are brokers, dealers, banks, or voting trustees, or their nominees, the Company is required to pay the reasonable expenses incurred by such record holders for mailing proxy materials and annual reports to any beneficial owners of stock.

RECORD DATE; VOTING RIGHTS

The Company had 20,462,543 shares of common stock outstanding at the close of business on June 15, 2008 (the “Record Date”). Only Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

The presence, in person or by Proxy, of holders of a majority of all the shares of common stock entitled to vote at the Annual Meeting constitutes a quorum of the Company’s Stockholders. Each share of common stock outstanding is entitled to one (1) vote on each Proposal that may be brought before the Annual Meeting. Votes withheld from director-nominees, abstentions, and broker-non-votes will be counted in determining whether a quorum has been reached.

With respect to Proposal 1, the Directors will be elected by a plurality of the votes cast in person or represented by a Proxy at the Annual Meeting. With respect to Proposal 2 the affirmative vote of a majority of the shares present in person or represented by Proxy at the Annual Meeting will be required for the Proposal to pass. With respect to Proposal 3, the affirmative vote of a majority of the all outstanding shares of common stock, whether present in person or represented by Proxy at the Annual Meeting, will be required for the Proposal to pass.

Under Delaware law, the act of “voting” does not include either recording the fact of abstention or failing to vote for a candidate or for approval or disapproval of a proposal, whether the person entitled to vote characterizes his or her or its act as voting. In other words, only those Stockholders who indicate an affirmative or negative decision on a matter are treated as voting, so that ordinarily abstention or a mere absence or failure to vote is not equivalent to a negative decision.

A broker-non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Broker-non-votes, if any, will not be counted in the calculation of the majority of votes cast and will not have an effect on the outcome of the vote on a matter.

The Company is not currently aware of any matters that will be brought before the Annual Meeting that are not described in the enclosed Notice of Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership as of the Record Date of common stock by (a) each person known by the Company to be the beneficial owner of more than 5% of its outstanding voting securities, (b) the Company’s directors and executive officers, individually, and (c) the Company’s directors and executive officers as a group. Note: The number of securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in Item 403 of Regulation S-B of the Securities and Exchange Commission.

Name, Position, and Address of Beneficial Owner (1)	Shares of Common Stock	Percent of Class
Jerald L. Fenstermaker Director, President and CEO	1,594,583	7.8%
Thomas M. Holgate Vice President and Secretary	235,000	1.1%
J. Kevin Maxwell CFO and Treasurer	200,000	1.0%
Troy A. Compton Director	32,686	0.2%
Robert T. Chancellor Director	13,892	0.1%
Vernon S. Schweigert Director and Chairman of the Board	10,000	*
Stephen J. Gore Director	10,000	*

Directors and Officers as a Group	2,096,161	10.2%

*less than 0.1%

(1)	The address for each of the executive officers and directors of the Company is 3058 East Elm Street, Springfield, Missouri 65802

PROPOSAL ONE
ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Board of Directors shall consist of not less than three (3) nor more than seven (7) directors, and that the number of directors to be elected, subject to the foregoing limits, shall be determined from time to time by the Board of Directors. Currently, the Board of Directors has five members, divided into three classes with staggered terms: Class I (two directors), Class II (one director), and Class III (two directors). One class of directors is to be elected annually to serve a three-year term. The following table sets forth the name, age and position of each person who serves as a director or nominee for director of the Company:

Name	Age	Director Class	Position with Company	Elected / Appointed to Board	Board Term Expires
Stephen J. Gore (Nominee for Director in 2008)	60	I	Director	2005	2008
Vernon S. Schweigert (Nominee for Director in 2008)	69	I	Director and Chairman of the Board	2003	2008
Jerald L. Fenstermaker	66	II	Director, President and Chief Executive Officer	2003	2009
Robert T. Chancellor	72	III	Director	2007	2010
Troy A. Compton	78	III	Director	2007	2010

Stephen J. Gore. Mr. Gore was elected a Director of the Company in 2005. He has served as President and Chief Executive Officer of NewGen Solutions, LLC, a Springfield, Missouri-based management consulting firm specializing in executive management consulting and board advisory services, since founding the firm in November 2000. In 1990, Mr. Gore co-founded DT Industries, Inc., a publicly-traded global manufacturer of capital goods equipment. Mr. Gore served DTI as President and Chief Executive Officer from 1990 until 2000, overseeing sales of $500 million and 3,000 employees. Mr. Gore also served as Senior Vice President and Chief Financial Officer of Harris-Adacom Corporation from 1988 to 1990 and as Vice President Finance, Chief Financial Officer and Director of TechAmerica Group, Inc. from 1980 to 1988. Mr. Gore, a United States Air Force veteran, is a Certified Public Accountant, holds a BSBA in Accounting and a BS in Computer Science, both from Missouri Western State College (now Missouri Western State University), and received an MBA from the Executive Fellow Program at Rockhurst University.

Vernon S. Schweigert. Mr. Schweigert has served the Company as a Director since December 2002 and as the Chairman of the Board of Directors since December 19, 2006. In May 2001, Mr. Schweigert was appointed by the United States Bankruptcy Court for the District of Arizona to serve as Trustee of the bankruptcy estate of Stevens Financial Group, Inc., and served in that capacity, leading the reorganization under Chapter 11, until the case was closed by order of the bankruptcy court on December 13, 2004. Mr. Schweigert has over twenty years experience as a consultant to the real estate development industry. Mr. Schweigert has also served in various capacities, primarily as a trustee or consultant, to companies in or facing bankruptcy. Mr. Schweigert holds an undergraduate degree from Illinois State University and an MBA from Arizona State University.

Jerald L. Fenstermaker. Mr. Fenstermaker has served as President and Chief Executive Officer of the Company since he was appointed as such during the bankruptcy proceedings of the Company’s predecessor (Stevens Financial Group, Inc.) in 2001. He also served the Company as Chairman of the Board of Directors from December 19, 2002 through December 19, 2006. From 1970 to 1981, Mr. Fenstermaker was employed by Citibank, NA in various management roles including Vice President-Controller, Vice President-Senior Field Officer in Panama and Vice President-Area Corporate Officer in San Juan, Puerto Rico. From 1981 to 1985, he served as President and Chief Executive Officer for Albuquerque, New Mexico-based American Federal Savings and Loan. From 1985 to 1991, Mr. Fenstermaker served as Executive Vice President and Chief Financial Officer of Citicorp Mortgage, Inc. in St. Louis, Missouri. From 1991 to 1994, he was a Financial Consultant in Merrill Lynch & Co.’s Private Client Group. From 1994 to 1998, he was employed as the Chief Operating Officer of Allsup, Inc., a national leader in the Medicare claims recovery business. From 1999 to 2001, Mr. Fenstermaker served as Chief Financial Officer of Loansurfer.com LLC, a St. Louis-based Internet mortgage company.

Robert T. Chancellor. Mr. Chancellor has served the Company as a Director since April 2003. Mr. Chancellor retired from the U.S. Information Agency in 1988 after 26 years of service as a writer, editor, bureau chief and foreign correspondent. Since his retirement, Mr. Chancellor has served in various capacities for a number of civic and charitable organizations in Springfield, Missouri. In addition to serving on the Springfield City Council for five years, Mr. Chancellor served on the Mayor’s Commission for Human Rights and the Gillioz Theater Preservation Board, and served as the Chairman of the Sertoma Building Corporation. Mr. Chancellor is a graduate of Southwest Missouri State University.

Troy A. Compton. Mr. Compton has served the Company as a Director since April 2003. Mr. Compton retired from Montgomery Ward & Company in 1984 after 27 years of service, primarily in management roles. From 1984 until 1990, Mr. Compton served as Vice President of Finance and Administration of Central Bible College, and from 1990 to 1992 served as President of W-W Manufacturing Co., Inc. where he led a reorganization of the company. From 2000 to 2002, Mr. Compton served as Treasurer and as a board member of Way2Bid, Inc. Mr. Compton is currently a co-owner of Compton Tax Service, a largely seasonal income tax preparation service based in Springfield, Missouri. Mr. Compton also served in a volunteer capacity as Treasurer of the Assemblies of God Credit Union, formerly known as the General Council Credit Union, from 1986 until 2003. Mr. Compton served on the Board of Directors of W W Capital Corporation, a publicly-traded manufacturer of livestock handling equipment, from 1987 to 2002.

Director Independence

All of the above-named directors and nominees, with the exception of Mr. Fenstermaker due to his position as President and Chief Executive Officer of the Company, are independent under the NASDAQ Marketplace Rules.

Election of Nominees for Class I Directors

Two Class I directors are to be elected at the 2008 Annual Meeting, to serve until the 2011 Annual Meeting of Stockholders and until the election and qualification of their respective successors in office. Stephen J. Gore and Vernon S. Schweigert currently serve as the two Class I directors, and the Board of Directors has nominated both of them for election to serve another term. Mr. Gore and and Mr. Schweigert have each consented to stand for election at this meeting. The Company has no reason to believe that either nominee will be unavailable for election; however, should a nominee become unavailable for any reason, the Board of Directors may designate a substitute nominee. The Proxy agents intend (unless authority has been withheld) to vote FOR the election of the Company’s nominees.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSAL 1, RE-ELECTION OF STEPHEN J. GORE AND VERNON S. SCHWEIGERT AS DIRECTORS

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the name, age and position of each person who serves as an executive officer of the Company.

Name	Age	Position

Jerald L. Fenstermaker	66	Director, President and Chief Executive Officer
J. Kevin Maxwell	46	Chief Financial Officer and Treasurer
Thomas M. Holgate	41	Vice President and Secretary

For the biography of Mr. Fenstermaker, please see above.

J.Kevin Maxwell Mr. Maxwell was named the Company’s Chief Financial Officer and Treasurer in March 2008. He has served as the Company’s Controller since 2003. Prior to joining Freedom Financial Group, he served 11 years in various capacities including Controller, and Vice-President and Chief Financial Officer for Hamra Enterprises, a restaurant, hotel, and real estate management company located in Springfield, Missouri. From 1989 to 1992 he was employed by BKD, LLP (then known as Baird, Kurtz, and Dobson), one of the largest CPA and advisory firms in the United States, where he held the position of Senior Accountant. Mr. Maxwell is a Certified Public Accountant and a graduate of Missouri State University.

Thomas M. Holgate Mr. Holgate was named Senior Vice President of Operations for Freedom Financial Group in December 2007. He is an eighteen year veteran of the consumer financial services industry who holds a BA degree in Finance from Augustana College, and an MBA from the University of Iowa. His career began with American General Financial Group, where he held Branch Manager and District Manager positions from 1991 to 1999. From 1999 - 2002 he co-created and managed a centralized collections operation for Wells Fargo Financial in Urbandale, IA. In 2002 he was appointed Vice President of Operational Risk for Wells Fargo Financial subsidiaries in the United States, Canada, Puerto Rico & Central America, a position he held until 2006. In 2006 he was named Vice President, Collections Operations for Wells Fargo Auto Finance, where he oversaw large scale centralized collections operations in multiple locations.

Family Relationships.

There are no family relationships among any of the directors or executive officers of the Company, or persons nominated or chosen to become such.

Involvement in Certain Legal Proceedings.

Within the past five years, no director, person nominated to become a director, executive officer, promoter or control person of the Company has been involved in the types of legal proceedings described in Item 401(d) of Regulation S-B (17 CFR §228.401).

Transactions with Related Persons.

Since the beginning of the Company’s last fiscal year, there have been no reportable transactions or proposed transactions between the Company and any director, executive officer, nominee for director, beneficial owner of more than 5% of any class of the Company’s voting securities, or any immediate family member of the foregoing.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s directors, executive officers, and persons who beneficially own more than ten percent (10%) of any class of the Company's outstanding equity securities file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of equity securities. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. We believe, based on a review of the copies of such reports furnished to the Company, that all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied as of December 31, 2007.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2007 the Company’s Board of Directors formally met on 12 occasions. The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee, and the Nominating Committee. Each director attended (or participated by telephone) in at least 90% of the aggregate meetings of the Board and meetings of committees on which he served during the periods that he served.

Audit Committee

The Audit Committee is comprised of Messrs. Schweigert, Compton, Chancellor, and Gore. The Committee has adopted a charter, a copy of which is attached to this Proxy Statement as Exhibit A. The Committee is responsible for the appointment, compensation and oversight of the work of our independent auditors, approving the services performed by our independent auditors, reviewing financial information prior to public disclosure and reviewing and evaluating our accounting principles and system of internal accounting controls. The Committee also meets with the independent auditors, without management present, to discuss the results of the consolidated financial statement audits and reviews, the independent auditors’ evaluation of our system of internal accounting controls and the overall quality of the Company’s financial reporting. The Audit Committee met six times during 2007.

The Board of Directors has determined that Mr. Gore, the Chairman of the committee, is the designated “audit committee financial expert” (as defined in Item 407(d) of Regulation S-B). Each member of the Audit Committees has been determined to meet the standards for “director independence” as that term is used in NASDAQ Marketplace Rule 4200 (a) (15). Under applicable SEC rules and regulations, we are permitted to use this definition of independence even though our securities are not listed on NASDAQ or a national securities exchange.

Attached hereto as Exhibit B is a copy of the Audit Committee Report for the fiscal year ending December 31, 2007.

Compensation Committee

Messrs. Chancellor, Compton, Gore and Schweigert are the current members of the Compensation Committee. Mr. Chancellor serves as the committee chairman. The compensation committee oversees the Company’s overall compensation plan and approves the compensation, including base salary and bonuses, of all executive officers. The Compensation Committee met two times during 2007.

In June 2007, the Board adopted a written Charter of the Compensation Committee, in part, to charge the Compensation Committee with responsibility for reviewing and discussing the Compensation Discussion and Analysis (the “CD&A”) with the Company’s executives and determining whether to recommend that the CD&A be included in the Company’s Annual Report or proxy statement for the Annual Meeting of Stockholders. The Committee recommended that the CD&A be included in the Company’s Annual Report and in its proxy statement for the Annual Meeting of Stockholders. A copy of the Charter of the Compensation Committee is attached hereto as Exhibit C.

Nominating Committee

Throughout 2007 Messrs. Gore and Schweigert served as members of the Nominating Committee of the Board of Directors, with Mr. Schweigert serving as the committee chairman. Each member of the Nominating Committee meets the standards for “director independence” as that term is defined in the NASDAQ Marketplace Rules. The Nominating Committee met one time during 2007.

The Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendation of the Nominating Committee. The Nominating Committee, while not operating under a formal written charter, has the following responsibilities:

•	Recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

•
Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s charter and Bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of consumer automobile financing, retail used car sales, accounting and finance), as well as overall experience in the context of the needs of the Board as a whole;

•
Review nominations submitted by Stockholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of the Company’s charter and bylaws. Nominations from Stockholders are considered and evaluated using the same criteria as all other nominations;

•	Annually recommend to the Board committee assignments and committee chairs, and recommend committee members to fill vacancies on committees as necessary; and

•	Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

The minimum qualifications for a person to be recommended by the Nominating Committee to serve as a member of the Board of Directors are:

•	genuine interest in serving Freedom Financial Group, Inc. and its Stockholders;
•	willingness to commit sufficient time to adequately perform the required duties; and
•	possess a high degree of personal and professional integrity.

Pursuant to the Company’s Bylaws, nominations for directors by Stockholders must be made in writing and delivered to the Corporate Secretary of the Company no later than (1) with respect to an election to be held at an annual meeting of the Stockholders, 20 days in advance of such meeting, and (2) with respect to an election to be held at a special meeting of the Stockholders for the election of directors, the close of business on the 15th day following the date on which notice of such special meeting is first given to the Stockholders entitled to vote at it. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company’s Bylaws.

Director Compensation

Each director who is not an employee of the Company is eligible to receive a fee of $1,000 per regularly scheduled Board of Directors meeting attended. The directors are also entitled to reimbursement of reasonable expenses incurred in connection with attendance at Board meetings. Throughout 2007, no compensation was paid for attending committee meetings and no stock or stock options are provided as compensation to directors. Effective beginning April 2008, directors are paid an annual retainer of $6,000, $1,000 per quarterly scheduled board meeting ($1,300 for the Chairman), and committee chairpersons are paid $300 to $500 per committee meeting. In addition, in April 2008, directors were each granted 10,000 shares of the Company’s stock. The granted shares vest fully 12 months after the date of the grant. The following table presents all compensation paid to each of our directors during 2007:

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Robert T. Chancellor	$11,000	$-	$11,000

Troy A. Compton	$12,000	$-	$12,000

Stephen J. Gore	$12,000	$-	$12,000

Vernon S. Schweigert	$12,750	$9,901	$22,651

Note:

(1) With respect to Mr. Schweigert, his “All Other Compensation” consisted of reimbursement of travel expenses incurred in attending the Company’s Annual Meeting of Stockholders, meetings of the Board of Directors, and travel to the Company’s Canadian subsidiary.

Stockholder Communications

Stockholders may communicate with the Board of Directors by writing to Freedom Financial Group, Inc., 3058 E. Elm Street, Springfield, MO 65802, Attn: Corporate Secretary. Alternatively, Stockholders may communicate via email to corporatesecretary@ffgrp.net.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings.

While we encourage all members of our Board of Directors to attend our Annual Meetings of Stockholders, there is no formal policy as to their attendance at such meetings. All Directors attended the 2007 Annual Meeting.

COMPENSATION DISCUSSION AND ANALYSIS

The following compensation discussion and analysis is intended to provide an understanding of our executive compensation philosophy, plans and practices and provide context for understanding and evaluating the more specific compensation information in the tables and related disclosures that follow under the heading EXECUTIVE COMPENSATION.

Oversight of Executive Compensation Program

The Compensation Committee is an appointed committee of the Board of Directors consisting of not less than three independent board members and led by an elected Chairman. Pursuant to the Charter of the Compensation Committee (attached to this Proxy Statement as Exhibit C) each member meets the standards for “director independence” as that term is used in NASDAQ Marketplace Rule 4200 (a) (15).

The Compensation Committee reviews the compensation programs of our Chief Executive Officer and other executive officers and recommends certain compensation arrangements for these officers to the Board of Directors for its consideration and approval. The Committee’s mission is to assure that our compensation policies and practices are consistent with our corporate values and compensation philosophy and support the successful recruitment, development, motivation and retention of executives who are focused on achieving our business objectives and optimizing the long-term financial returns to our Stockholders.

Compensation Philosophy and Objectives

Our compensation philosophy is to (i) provide a compensation program that attracts, motivates and retains high-caliber managerial talent, (ii) offer compensation opportunities that are competitive with those provided by other comparable public and private companies, (iii) create incentive compensation opportunities that emphasize the importance of achieving both short-term performance measures (e.g. annual operating income targets) and long-term strategic goals, and (iv) sponsor incentive pay programs which are linked to Stockholder value.

In determining executive compensation, the Committee’s objectives include 1) attracting qualified executives who can assist in achieving our corporate objectives; 2) structuring our compensation programs so at to be competitive with the compensation practices of similarly situated companies; 3) motivating our executive officers to perform at their highest levels; and 4) retaining those individuals with the leadership skills and abilities necessary for building long-term value.

Role of Chief Executive Officer and Outside Compensation Consultants

The Compensation Committee reviews and approves the compensation programs for all executive officers subject to review and approval by the Board of Directors. The Chief Executive Officer confers with the Compensation Committee in determining the compensation for all executive officers other than himself.

Compensation Elements and Determination of Compensation

Our executive compensation program has four primary elements: base salary, cash bonus incentives, long-term equity incentives and retirement, health and welfare benefits. We believe these components work in unison to provide a reasonable total compensation package for our executive officers.

Base Salary
The Committee provides cash compensation to meet competitive practices and help assure that the Company retains qualified executives. Payment of compensation in the form of base salary also allows the Company to accurately budget for this element of compensation expense. The Committee looks to target base salaries at a particular level within a peer group to remain competitive in the marketplace. Base salaries are also set to reflect the specific needs of the Company, be comparable and consistent within the Company and reflect the requirements demanded of each respective position.

Individual salaries for executive officers are reviewed annually, and adjusted from time to time to take into account outstanding performance, promotions and current marketplace practices. The Committee has also reviewed external market studies of the compensation practices of similarly situated companies to verify that the salaries paid to our executive officers are competitive and reasonable.

Mr. Fenstermaker’s annual base salary in 2007 and 2006 was $185,000. Mr. Holgate’s annual 2007 base salary was $130,000. He was appointed as the Company’s Vice President and Secretary on December 17, 2007. Mr. Maxwell was appointed as the Company’s Chief Financial Officer and Treasurer in March 2008 at a base salary of $93,000.

Cash Bonus Incentives
The Company pays annual cash bonuses to executive officers based on objective performance criteria and on a subjective assessment of the Company’s overall performance, the individual performance of each executive and other relevant factors. Awards earned under the annual cash bonus incentive program are contingent upon employment with the Company through the date on which the incentive payment is made.

None of the executive officers received a cash bonus in 2007.

Long-Term Incentives
Long-term incentives are designed to focus attention on the Company’s long-range objectives and future returns to our Stockholders, and are presently delivered to our executive officers through the granting of restricted stock. We believe that awards of restricted stock serve as an effective long-term incentive for executive officers that encourage them to remain with the Company and to excel in their performance, and more closely align each executive’s compensation with the long-term financial returns to our Stockholders.

Retirement, Health and Welfare Benefits
The Company offers a variety of health and welfare benefit programs to all eligible employees. Our executive officers generally are eligible to participate in these programs on the same basis available to all eligible employees. Our health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include company-paid group health and basic life insurance and employee-paid group dental insurance.

The Company does not currently offer its employees, including our executive officers, any retirement benefits.

Regulatory and Tax Implications of Executive Compensation

Income Tax Considerations
Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), unless various conditions are met that enable compensation to qualify as “performance-based,” the annual compensation paid to any of our named executive officers will be tax-deductible only to the extent that it does not exceed $1,000,000. The Compensation Committee generally intends that compensation paid by us will be tax-deductible. However, it may choose to pay nondeductible compensation if it deems it necessary or desirable to attract, retain and reward the executive talent necessary to our success.

Accounting Considerations
We are required to treat restricted stock grants as an expense under Financial Accounting Standards Board Statement No. 123(R), Share Based Payment. The Compensation Committee took this into account in entering into the January 2006 Stock Grant Agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors of Freedom Financial Group, Inc. (the “Company”) has reviewed and discussed the Company’s “Compensation Discussion and Analysis” for the 2007 fiscal year with management. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors of the Company that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

Compensation Committee:

Robert T. Chancellor, Chairman
Troy A. Compton
Stephen J. Gore
Vernon S. Schweigert

EXECUTIVE COMPENSATION

The following table presents the compensation of our Chief Executive Officer and our other executive officers for the last two years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Jerald L. Fenstermaker	2007	$185,000	$-	$-	$-	$185,000
President and Chief Executive Officer	2006	$197,748	$-	$3,473	$-	$201,221

Daniel F. Graham	2007	$150,000	$-	$-	$-	$150,000
Executive Vice President and Chief Financial Officer ( resigned February 2008)	2006	$160,337	$-	$992	$-	$161,329

James K. Browne	2007	$217,500	$-	$-	$9,780	$227,280
Vice President; President and COO of TCG ( resigned August, 2007)	2006	$134,363	$-	$347	$13,629	$148,339

Thomas M. Holgate	2007	$2,500	$-	$12,150	$-	$14,650
Senior Vice President	2006	$-	$-	$-	$-	$-

Notes:

(1)	Approximately $13,500 of Mr. Fenstermaker’s 2005 annual salary was deferred at the request of the Board of Directors and paid during 2006.

(2)	Approximately $11,000 of Mr. Graham’s 2005 annual salary was deferred at the request of the Board of Directors and paid during 2006.

(3)	Mr. Browne’s 2007 Salary includes approximately $125,000 paid pursuant to the terms of the severance between the Company and Mr. Browne.

(4)
Fenstermaker, Graham, and Browne received stock bonuses in 2006 of 694,583; 198,452; and 69,458 shares, respectively, of common stock, subject to certain forfeiture provisions referenced below under the subheading “Stock Grants to Management.” The stock bonuses were valued at $0.005 per share due to the fact that the rights of the common stock shares granted were, at the date of grant, vastly inferior to that of the then-outstanding preferred stock, and the lack of any market for the common stock.

(5)
In connection with his employment with the company in December 2007, Holgate was granted 135,000 shares of common stock. These shares were valued at $.09 per share, the price of the most recent transaction at the time of the grant.

(6)	With respect to Mr. Browne, his “Other Annual Compensation” for 2007 and 2006 consisted of a company-paid automobile allowance.

Stock Grants to Management

On August 16, 2007 the Company entered into an agreement concerning the shares of Common Stock owned by the Management Stockholders which superseded all prior agreements between the parties and which rescinded and terminated all prior agreements between the parties pertaining to the Management Stockholders' shares of Common Stock in the Corporation. Under this agreement Management agreed to certain conditions and restrictions on both the 2006 Shares and the 2003 Shares. Most of these conditions and restrictions were met with the completion of the financing transaction finalized on January 31, 2008.

As inducement for and pursuant to Thomas Holgate’s appointment as Senior Vice President, on December 17, 2007, the Company and Mr. Holgate entered into a Management Stockholder Agreement. The terms of the Agreement provided that the Company transfer 135,000 shares of stock in the Company to Mr. Holgate. The Agreement placed various restrictions and conditions on the Shares. Most of the conditions and restrictions were met with the completion of the financing transaction finalized on January 31. 2008.

Pursuant to Mr. Maxwell’s appointment as Chief Financial Officer, on April 21, 2008, the Company granted to him One Hundred Thousand (100,000) shares of common stock in the Company. The shares are subject to the normal restrictions applying to common stock granted as compensation and may be resold pursuant to SEC Rule 144.

The Company entered into a Management Compensation Plan (“the Plan”) with its executive officers on April 21, 2008. The terms of the Plan provide that the Company will transfer a total of Four Hundred Thousand (400,000) shares of common stock in the Company to its executive officers, and also provides for cash incentives based upon the performance of the Company as compared to its 2008 and 2009 budget. The stock is considered vested subject to forfeiture if specific goals in the Company’s 2008 and 2009 budget are not met.

Employment Agreements. Mr. Fenstermaker is employed as the Company’s President under the terms of an employment agreement effective from August 16, 2007 through January 9, 2009. The employment agreement calls for Mr. Fenstermaker to be paid an annual base salary of $185,000, normal and customary fringe benefits and nominal severance benefits in the event of termination without cause. The Agreement can be terminated with 30 days’ written notice by either party. None of the Company’s other executive officers are subject to employment agreements.

PROPOSAL TWO
RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Board of Directors, upon the recommendation of the Audit Committee, has appointed Weaver and Martin, LLC as the Company’s independent public accountants for the fiscal year ending December 31, 2008. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of Weaver and Martin, LLC be submitted to Stockholders for ratification due to the significance of their appointment to the Company. A representative of Weaver and Martin, LLC is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from Stockholders.

Audit Fees. The aggregate audit fees billed for the year ended December 31, 2007 by Weaver and Martin, LLC for professional services rendered in connection with the audit of our December 31, 2007 consolidated financial statements and the review of our third quarter 2007 financial statements included in our third quarter 2007 Form 10-QSB were $72,000. The aggregate fees billed for the year ended December 31, 2007 by BKD, LLP, our predecessor auditors, for professional services rendered in connection with the reviews of our first and second quarter 2007 financial statements included in our first and second quarter 2007 Form 10-QSB were $13,645. The aggregate audit fees billed for the year ended December 31, 2006 by BKD, LLP for professional services rendered in connection with the audit of our December 31, 2006 consolidated financial statements and the review of our quarterly 2006 financial statements included in our first, second, and third quarter 2006 Forms 10-QSB were $68,585.

Audit-Related Fees. We were not billed for any audit-related services during the years ended December 31, 2007 and 2006.

Tax Fees. Fees billed by Weaver and Martin, LLP for professional services rendered in connection with tax compliance, tax advice and tax planning were $7,500 for the year ended December 31, 2007. Fees billed by BKD, LLP for professional services rendered in connection with tax compliance, tax advice and tax planning were $8,500 for the year ended December 31, 2006.

All Other Fees. We did not pay for any other professional accounting fees during the years ended December 31, 2007 and 2006, respectively.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL TWO, RATIFICATION OF THE APPOINTMENT OF WEAVER AND MARTIN, LLC AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

PROPSAL THREE
APPROVAL OF REDUCTION IN NUMBER OF SHARES REQUIRED FOR QUORUM

The Board of Directors of the Company proposes to amend Section 4.6(E) and Article Sixth of the Company’s Certificate of Incorporation (the “Certificate”) to reduce the minimum number of outstanding shares which may be required to constitute a quorum to transact business from a majority to 35% of the Company’s outstanding shares of common stock. The Bylaws of the Company set the minimum quorum requirements for meeting. The Board of Directors is responsible for managing, determining, and changing the Bylaws. The amendment would give the Board of Directors the authority to amend the Bylaws to reduce the quorum requirement for the transaction of regular business at Stockholder meetings. If this Proposal Three is passed, the Board of Directors intends to exercise that authority and amend the Bylaws such that only 35% o the outstanding shares will be required to constitute a quorum for the transaction of business at regular or special meetings of the Stockholders. The vote of a majority of a quorum at a duly constituted meeting constitutes the action of the Company.

The Board has proposed this amendment to the Certificate in response to the inability of the Company to obtain easily a quorum in prior meetings. It has been difficult to obtain a sufficient number of shares to constitute a quorum to conduct regular business of the Company. A reduction in the quorum requirement is intended to avoid such difficulties in the future. The cost to conduct an Annual meeting is approximately $65,000, nearly half of which is the cost of efforts to solicit enough ballots to attain a quorum. If a quorum is not reached, the costs continue to increase until a quorum is reached.

If Proposal Three is adopted, the quorum requirement will reduce from a majority to 35% of the outstanding shares of the Company entitled to vote. By reducing the quorum requirement, there will be a lower threshold to meet in order to hold a Stockholders’ meeting and take certain corporate actions that require Stockholder approval, such as the election of directors and ratifying the appointment of auditors.

The Board believes that reducing the quorum requirement for approval of general corporate matters to 35% from a simple majority is in the best interests of the Company. Such a reduction in the quorum requirement will reduce the likelihood that a quorum will not be obtained at future Stockholder meetings and thereby reduce the potential for delays of important corporate decisions and the added expense accompanying the re-solicitation of proxies. To the extent that Stockholders do not exercise their right to vote, reducing the quorum requirement does have the effect of allowing certain corporate decisions to be approved by a smaller number of Stockholders.

However, under Delaware law, certain significant corporate decisions such as a merger, consolidation, liquidation, or the sale of substantially all of the assets of the Company will continue to require the affirmative vote of a majority of all outstanding shares to make such decisions. The Board has voted unanimously to authorize the proposed amendment to the Certificate and to recommend the proposed amendment to the Stockholders for adoption. If adopted, the Board intends to adopt appropriate changes in the Bylaws to implement the amendment.

AMENDMENT OF CERTIFICATE OF INCORPORATION

The following proposal is hereby presented to the Stockholders for their consideration with the unanimous recommendation of the Board that it be adopted.

Resolved That the Certificate of Incorporation of the Corporation be amended as follows:

1. The second sentence of §4.6(E) which reads as follows:

At any meeting held for the purpose of electing directors, the presence in person or by proxy of a majority of the voting power then outstanding shall constitute a quorum for the election of directors.

be deleted from the Certificate of Incorporation.

2. Article Sixth, granting the Directors the power to establish the Bylaws of the Corporation, shall be amended to add the second sentence, in italics, so that it shall thereafter read as follows:

Except as otherwise provided in this Certificate, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors of this Corporation is expressly authorized to make, alter, amend, rescind, or repeal the Bylaws of the Corporation. The Board of Directors may determine the quorum required for any meeting for the transaction of any business of the corporation, provided that such quorum shall not be less than thirty five percent (35%) of the outstanding voting shares or such greater number as may be required by Delaware General Corporation Law Section 216.

If the foregoing Resolution is adopted, then the following resolution, already approved by the Board, contingent on the outcome of the vote, will become effective to the Bylaws of the Company: The language of this change closely corresponds to the language of Section 216 of the Delaware General Corporation Law.

Resolved That the Bylaws of the Corporation be amended as follows:

1. §2.1(e) of the Bylaws, which currently requires a majority of the outstanding shares be present in person or by proxy at a meeting to constitute a quorum, be revised and amended by deleting the first sentence thereof which reads as follows:

Quorum. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, the holders of not less than a majority of the shares entitled to vote at any meeting of the Stockholders, present in person or by proxy, will constitute a quorum and the affirmative vote of the majority of such quorum will be deemed the act of the Stockholders.

be deleted from the Bylaws of the Corporation.

2. A new §2.1(e) shall be inserted in lieu thereof, and reformatted, so that it shall thereafter read as follows, with (e)(i) representing a substantial revision and (e)(ii) being amended by the addition of the words in italics:

(e) Quorum:

(i) Unless the Board of Directors expressly determines a different quorum requirement for a particular meeting of the Stockholders, a quorum for the transaction of any business shall consist of Thirty Five Percent (35%) of the voting power of all shares of stock and/or other voting securities then outstanding which are present in person or by proxy, unless a separate vote by class or series or classes or series is required in which case at least Thirty Five Percent (35%) of the voting power of each such class or series must be present in person or by proxy to constitute a quorum for the transaction of any business. Unless otherwise specified in the certificate or document creating the series or class, the affirmative vote of the majority of such quorum, in the aggregate or by class or by series as the case may be, will be deemed the act of the Stockholders. In those cases where statute requires that certain acts be affirmed by a vote of a majority of all outstanding stock or other voting securities, whether voting by class or series or in the aggregate, the Board of Directors may specify in the notice of the meeting that a quorum shall consist of not less than that combination of outstanding voting power which would be required to take the action under consideration at the meeting, if all voted unanimously in favor of the relevant proposal.

(ii) If a quorum fails to attend any meeting of the Stockholders, the presiding officer of such meeting may adjourn such meeting from time to time to another place, date or time, until a quorum is present or represented. At such a previously adjourned meeting which is resumed and at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting of the Stockholders as originally noticed. The foregoing notwithstanding, if a notice of any adjourned special meeting of the Stockholders is sent to all Stockholders entitled to vote at such meeting which states that such adjourned special meeting will be held with those present in person or by proxy constituting a quorum, then, except as otherwise required by law, or in the certificate or other documents creating the class or series, those present at such adjourned special meeting of the Stockholders will constitute a quorum and all matters will be determined by a majority of the votes cast at such special meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL THREE.

NEXT ANNUAL MEETING - STOCKHOLDER PROPOSALS

It is presently contemplated that the 2009 annual meeting of Stockholders will be held on or about April 30, 2009. Stockholders intending to present a proposal at the 2009 annual meeting and have it included in our proxy statement for that meeting must submit the proposal in writing at our offices at 3058 East Elm Street, Springfield, Missouri 65802, Attention: Corporate Secretary, on or before February 25, 2009. However, if the date of the 2009 Annual Meeting is changed by more than thirty (30) days from the date currently proposed for the Annual Meeting, then the above deadline may change to a reasonable time before the Company begins to print and mail its Proxy materials. Applicable SEC rules and regulations govern the submission of Stockholder proposals and our consideration of them for inclusion in next year’s proxy statement.

Stockholders intending to present a proposal at the 2009 annual meeting (but not to include the proposal in our proxy statement), must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our corporate Secretary receive written notice from the record holder of intent to present such proposal no less than 60 days and no more than 90 days prior to the meeting as originally scheduled. Therefore, we must receive notice of such proposal no later than March 1, 2009. However, in the event that less than 70 days’ prior notice or public disclosure of the date of the meeting is given or made to Stockholders, then notice by the Stockholder, to be timely, must be received at our offices not later than the close of business on the 15th day following the date on which the notice of the date of meeting was mailed or such public disclosure was made. The notice must contain the information required by our Bylaws. Stockholders intending to nominate a candidate for election as director at the 2009 annual meeting must provide written notice thereof to the Secretary of the Company at least 20 days in advance of the meeting. If the Stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such Stockholder proposal or nomination. In addition our Chairman of the Board of Directors or any other person presiding at the meeting may exclude any matter that is not properly presented in accordance with these requirements.

ANNUAL REPORT

The Company’s 2007 Annual Report, including audited consolidated financial statements for the fiscal year ended December 31, 2007 (“Fiscal 2007”), is being mailed to Stockholders concurrently with this Proxy Statement.

FORWARD LOOKING STATEMENTS

This Proxy Statement, and materials delivered with this Proxy Statement, include “Forward-Looking” Statements. All statements other than statements of historical facts included in this Proxy Statement and materials delivered with this Proxy Statement, including without limitations, statements regarding our financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, are Forward-Looking Statements. Although we believe that the expectations reflected in the Forward-Looking Statements and the assumptions upon which the Forward-Looking Statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations (“Cautionary Statements”) are disclosed in the Forward-Looking Statements section of our Annual Report on Form 10-KSB for the year ended December 31, 2007. All written and oral Forward-Looking Statements attributable to us or persons acting on our behalf and subsequent to the date of this Proxy Statement are expressly qualified in their entirety by the Cautionary Statements.

INCORPORATION BY REFERENCE

The Company incorporates herein by reference to the following items from the Company’s Form 10-KSB for 2007, filed with the SEC on March 21, 2008:

1.	Consolidated Financial Statements for December 31, 2007 and 2006, and accompanying Notes.
2.	Risk Factors, disclosed in Item 1;
3.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 6).

By Order of the Board of Directors:

/s/ Vernon S. Schweigert
Vernon S. Schweigert
Chairman of the Board of Directors

July 1, 2008

Exhibit A

FREEDOM FINANCIAL GROUP, INC.
AUDIT COMMITTEE CHARTER

Note: This charter was prepared under the assumption that the Company has an internal audit department. As of the effective date of this Charter, June 1, 2004, the Company does not have an internal audit department. All aspects of this Charter are in force with the exception of those referencing the internal audit function.

PURPOSE

The Audit Committee is charged with the responsibility of assisting the Board of Directors in fulfilling its fiduciary responsibilities to provide oversight with respect to:

1.	the integrity of the Company’s financial statements and other financial information provided to Stockholders and others,
2.	the Company’s system of internal controls,
3.	the engagement and performance of the independent auditors,
4.	the performance of the internal audit function, if any, and
5.	compliance with laws, regulations and Company policies regarding ethical conduct.

MEMBERSHIP

The Committee shall consist of a minimum of three members of the Board of Directors. Members are appointed by and serve at the discretion of the Board of Directors. The Board of Directors shall appoint one member to serve as the Committee Chair.

All Committee Members shall be “independent” as that term is defined in the rules and regulations of the United States Securities and Exchange Commission (“SEC”) pertaining to audit committee members. Additionally, each Committee Member shall meet the standards for “director independence” as that term is used in the NASDAQ Marketplace Rules. All Committee Members shall be financially literate and at least one member shall satisfy the definition of, and be designated as, an “audit committee financial expert” as defined by the SEC.

MEETINGS

The Committee shall meet in person or telephonically as often as it determines is necessary to fulfill its responsibilities, but not less frequently than four times per year. All Committee Members are expected to attend all meetings either in person, via telephone or videoconference.

The Committee Chair shall be responsible for calling the meetings of the Committee, establishing meeting agenda with input from management and supervising the conduct of the meeting. A majority of appointed Committee Members will constitute a quorum for conducting business at a meeting of the Committee. The Committee shall maintain written minutes of its meetings, which shall be filed with the minutes of the Board of Directors. The Committee Chair shall provide the Board of Directors with a report of the Committee’s activities and proceedings as and when requested by the Board of Directors.

COMPENSATION

Beginning April 2008 the Committee Chair shall be paid $500 for each Audit Committee meeting coordinated. The Committee Members shall not receive compensation in connection with their service to the Committee.

AUTHORITY, RESPONSIBILITY AND RESOURCES

The Committee has the authority to conduct or authorize examinations into any matters within its scope of responsibility. It has sole authority and responsibility to (1) appoint, compensate, retain and directly oversee the work of the Company’s external auditor (subject to Stockholder ratification), (2) resolve any disagreements between management and the auditors regarding financial reporting, and (3) pre-approve all audit services and non-audit services provided to the Company by its external auditor. It also has authority to:
•	Retain outside advisors, including legal counsel, as it determines necessary or advisable to carry out its duties.
•	Seek any information it requires from employees (all of whom are directed to cooperate with the Committee’s requests) or external parties.
•	Meet with company officers, external auditors, or outside counsel as necessary.

The Company shall provide funding, as determined by the Committee, for payment of compensation to the independent auditors, as well as for any outside advisors employed by the Committee.

The Committee, to the extent it deems necessary or appropriate, will carry out the following specific responsibilities:

Financial Statements

1.
Review and discuss with management and the external auditor significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the company’s selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the company’s financial statements.

2.
Review with management and the external auditor the results of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

3.
Review and discuss with management and the external auditor the Company’s Form 10-K, including management’s discussion and analysis, the annual financial statements and the results of the external auditor’s audit of the annual financial statements, before filing the Form 10-K with the SEC.

4.
Review and discuss with management and the external auditor the Company’s Forms 10-Q, including management’s discussion and analysis, the interim financial statements and the results of the external auditor’s review of the interim financial statements, before filing the Company’s Forms 10-Q with the SEC.

5.
Review disclosures made to the SEC by the company’s CEO and CFO during their certification process for the Form 10-K and Forms 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the company’s internal controls.

6.
At least annually prior to the filing of the Company’s Form 10-K with the SEC (and more frequently if appropriate), review and discuss reports from the external auditor on (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the external auditor and (3) other material written communications between the external auditor and management, such as any management letter or schedules of unadjusted differences.

7.
Review with management and the external auditor all matters required to be communicated to the Committee under generally accepted auditing standards, including matters required to be discussed by Statement on Auditing Standards No. 61 relating to conduct of the audit.

8.
Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

9.	Understand how management prepares interim financial information, and the nature and extent of internal and external auditor involvement.

Internal Controls and Risk Management

1.	Consider the effectiveness of the Company’s internal control systems, including information technology security and control.
2.
Meet with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

3.
Understand the scope of internal audit’s and external auditor’s reviews of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

Internal Audit

1.
Review with management, the external auditor and the chief audit executive the plans, activities, staffing and organizational structure of the internal audit function, and any recommended changes thereto, as well as staff qualifications. Determine through discussion that internal audit activities conform to the International Standards for the Professional Practice of Internal Auditing promulgated by the Institute of Internal Auditors.

2.	Review significant reports to management prepared by internal audit and management’s responses.

3.
Ensure there are no unjustified restrictions or limitations on the chief audit executive’s scope of activities or access to information, and review and concur in the appointment, replacement or dismissal of the chief audit executive.

4.	On a regular basis, meet separately with the chief audit executive to discuss any matters that the Committee or internal audit believes should be discussed privately.
5.	Ensure the chief audit executive reports functionally to the Committee.

External Audit

1.	Have the external auditor report directly to the Committee.
2.
Meet with the external auditor to discuss the external auditor’s proposed audit planning, scope, staffing and approach, including coordination of its efforts with internal audit. Discuss the coordination of audit efforts to assure completeness of coverage, avoidance of redundant efforts and effective use of audit resources.

3.
Obtain and review a report from the external auditor regarding its quality control procedures, and material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more of the independent audits carried out by the firm, and any steps taken to deal with any such issues and relationships between the external auditor and the Company.

4.
Evaluate, and present to the Board of Directors its conclusions (taking into account the opinions of management and the internal auditors) regarding, the qualifications, performance and independence of the external auditor, including considering whether the external auditor’s quality controls are adequate and permitted non-audit services are compatible with maintaining the auditor’s independence.

5.
Ensure the rotation of the audit partners as required by law and consider whether in order to assure continuing auditor independence it is appropriate to adopt a policy of rotating the external audit firm on a regular basis.

6.	Establish policies concerning the Company’s hiring of employees or former employees of the external auditor, as required by law and by applicable listing standards.
7.	On a regular basis, meet separately with the external auditor to discuss any matters that the Committee or external auditor believes should be discussed privately.

Compliance

1.
Review the effectiveness of the Company’s system for monitoring compliance with laws and regulations. The results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance should also be reviewed.

2.	Obtain from the external auditor assurance that Section 10A(b) of the Exchange Act (detection of illegal acts) has not been implicated.
3.
Advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the company’s codes of conduct, including review of the process for communicating the codes of conduct to employees and for monitoring compliance.

4.	Review with management the policies and procedures with respect to executive officers’ expense accounts and perquisites, including their use of corporate assets.

5.
Establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.
Review and discuss with management and the external auditor any correspondence with, or the findings of any regulatory agency that raises significant issues regarding the company’s financial statements or accounting policies.

7.
Obtain regular updates from management and outside legal counsel regarding compliance and legal matters that may have a significant impact on the financial statements or the Company’s compliance policies, including disclosures of insider and affiliated party transactions.

Reporting Responsibilities

1.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company’s annual proxy statement.
2.	Regularly report to the Board of Directors about Committee activities, issues and related recommendations.
3.	Provide an open avenue of communication between internal audit, the external auditor and the Board of Directors.
4.	Review any other reports the company issues that relate to Committee responsibilities.

Other Responsibilities

1.	Perform other activities related to this charter as requested by the Board of Directors.
2.	Institute and oversee special investigations as needed.
3.	Review and assess the adequacy of the Committee charter, annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.
4.	Annually review the Committee’s own performance.

LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. Those duties and determinations are the responsibility of management and the independent auditors.

AUDIT COMMITTEE CHARTER
APPENDIX

Definition of audit committee financial expert:

A person who possesses the following attributes shall be an audit committee financial expert:

1.	an understanding of financial statements and generally accepted accounting principles;
2.	an ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves;
3.
experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

4.	an understanding of internal controls and procedures for financial reporting; and
5.	an understanding of audit committee functions.

A person can acquire such attributes through any one or more of the following means:

1.
education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

2.
experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

3.	other relevant experience.

Designation of a person as an audit committee financial expert does not impose any duties, obligations or liability on the person that are greater than those imposed on such a person as a member of the Audit Committee in the absence of such designation, nor does it affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

Exhibit B

AUDIT COMMITTEE REPORT

The Audit Committee Report included herein shall not be incorporated by reference into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, notwithstanding the incorporation by reference of this proxy statement into any such filings.

The Audit Committee of the Board of Directors of the Company has issued the following report with respect to the audited consolidated financial statements of the Company for the year ended December 31, 2007:

•	The Audit Committee has reviewed and discussed with the Company’s management the Company’s fiscal 2007 audited consolidated financial statements;
•
The Audit Committee has discussed with the Company’s independent registered public accounting firm (Weaver and Martin, LLC) the matters required to be discussed by Statement on Auditing Standards No. 61;

•
The Audit Committee has received the written disclosures and letter from the independent registered public accounting firm required by Independence Standards Board No. 1 (which relates to the firms’ independence from the Company and its subsidiary) and has discussed with the independent registered public accounting firm their independence from the Company; and

•
Based on the review and discussions referred to in the items above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007.

Submitted by the Audit Committee of the Board of Directors of the Company:
Stephen J. Gore, Chairman
Robert T. Chancellor
Troy A. Compton
Vernon S. Schweigert

B-1

Exhibit C

FREEDOM FINANCIAL GROUP, INC.
CHARTER OF THE COMPENSATION COMMITTEE

The Compensation Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Freedom Financial Group, Inc.

Membership

The Committee shall consist of three or more directors all of whom in the judgment of the Board shall meet the standards for “director independence” as that term is used in the NASDAQ Marketplace Rules. In addition, a person may serve on the Committee only if the Board determines that he or she is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

Purpose

The purposes of the Committee are to (i) discharge the responsibilities of the Board relating to compensation of the Company’s Chief Executive Officer (“CEO”) and other executive officers, and (ii) to review and discuss with the Company’s executive officers the Compensation Discussion and Analysis required by Securities and Exchange Commission Regulation S-K, Item 402, and determine whether to recommend to the Board that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of Stockholders. The Committee shall provide the required Compensation Committee Report for the Company’s annual report or proxy statement for the annual meeting of Stockholders.

Duties and Responsibilities

The Committee is directly responsible for establishing annual and long-term performance goals and objectives for the Company’s executive officers. This responsibility includes:

(i)	evaluating the performance of the CEO and other executive officers in light of the agreed upon performance goals and objectives;

(ii)	setting the compensation of the CEO and other executive officers based upon the evaluation of the performance of the CEO and the other executive officers, respectively;

(iii)	making recommendations to the Board with respect to new cash-based incentive compensation programs and equity-based compensation plans;

(iv)	reviewing and establishing appropriate stock ownership guidelines for executive officers and monitoring compliance therewith;

C-1

(v)	establishing appropriate compensation for members of the Board of Directors and its committees

(vi)	preparing an annual performance self-evaluation of the Committee

In determining the long-term incentive component of the compensation of the Company’s CEO and other executive officers, the Committee may consider: (i) the Company’s performance and relative Stockholder return; and (ii) the value of similar incentive awards to chief executive officers and other executive officers at comparable companies.

The Committee has the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

The Committee may, in its sole discretion, employ a compensation consultant to assist in the evaluation of the compensation of the Company’s CEO or other executive officers. The Committee shall have the sole authority to approve the fees and other retention terms with respect to such a compensation consultant. The Committee also has the authority, as necessary and appropriate, to consult with other outside advisors to assist in its duties to the Company.

Meetings

The Committee shall meet no less than one time each year and at such other times as it deems necessary to fulfill its responsibilities.

C-2

FORM OF PROXY

FREEDOM FINANCIAL GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS
AUGUST 21, 2008

This Proxy is solicited on behalf of the Board of Directors
for use at the Annual Meeting of Stockholders
to be held on August 21, 2008.

The undersigned Stockholder of Freedom Financial Group, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 1, 2008, and hereby appoints Jerald L. Fenstermaker (CEO) and Thomas M. Holgate (Vice President and Secretary), and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2008 Annual Meeting of Stockholders of Freedom Financial Group, Inc. to be held on August 21, 2008 at 9:00 a.m. local time at the University Plaza Hotel located at 333 S. John Q. Hammons Parkway, Springfield, Missouri, 65806, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: FOR ALL NOMINEES TO THE BOARD OF DIRECTORS; FOR THE RATIFICATION OF THE APPOINTMENT OF WEAVER AND MARTIN, LLC AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008; FOR THE APPROVAL OF THE COMPANY’S PROPOSED AMENDMENT TO ITS CERTIFICATE OF INCORPORATION, AND CORRESPONDING AMENDMENT TO THE COMPANY’S BYLAWS TO REDUCE THE NUMBER OF SHARES TO CONSTITUTE A QUORUM TO TRANSACT BUSINESS FROM A MAJORITY TO THIRTY-FIVE (35%) OF THE COMPANY’S OUTSTANDING SHARES AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE
AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

There are three ways to vote your proxy.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965  — QUICK — EASY — IMMEDIATE —
•	Use any touchtone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on Thursday, August 20, 2008.
•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/ffgr/  — QUICK — EASY — IMMEDIATE —
•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on Thursday, August 20, 2008.
•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL
•
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Freedom Financial Group, Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

The Board of Directors Recommends a Vote “FOR” each of the following Proposals:

1. Election of class I directors	01 Stephen J. Gore	02 Vernon S. Schweigert	☐	Vote FOR all nominees	☐	Vote WITHHELD
				(except as marked)		from all nominees

(Instructions: To withhold authority for any indicated nominees, write the number(s) of the nominee(s) in the box provided to the right.)

2. Ratification of the appointment of Weaver and Martin, LLC as the Company’s independent accountants for the fiscal year ending December 31, 2008.

࿲ FOR	࿲ AGAINST	࿲ ABSTAIN

3. Approve the Company’s Certificate of Incorporation and Bylaw changes.

࿲ FOR	࿲ AGAINST	࿲ ABSTAIN

IN THEIR DISCRETION, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL PROPOSALS.

I plan to attend the annual meeting ࿲	Address Change? Mark Box ࿲	Indicate changes below:	Date:

Signature(s) in Box

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.